UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

DORCHESTER MINERALS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company             [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               [  ]

Explanatory Note

On April 3, 2019, Dorchester Minerals, L.P. (the “Partnership”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the execution and consummation of a Contribution and Exchange Agreement with H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership (“HHC”), The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership (“TBC” and together with HHC, the “Acquired Entities”), Huffman Oil Co., L.L.C., an Oklahoma limited liability company (“HOC”), and the equity holders of the Acquired Entities (the “Contributors”), pursuant to which (a) HHC contributed and conveyed to the Partnership (i) a 96.97% net profits interest in certain working interests in various oil and gas properties owned by HHC and (ii) all of the minerals and royalty interests held by HHC in exchange for 1,968,000 common units representing limited partner interests in the Partnership (“Common Units”) and (b) TBC contributed and conveyed to the Partnership all of the minerals and royalty interests held by TBC in exchange for 432,000 Common Units.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that was not previously filed with the Original Form 8-K. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01.             Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited abbreviated combined financial statements, which comprise the combined statement of assets acquired and liabilities assumed and the combined statement of revenues and direct operating expenses, of HHC and TBC for the year ended December 31, 2018 and as of March 29, 2019  (the “Abbreviated Combined Financial Statements”) are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Pursuant to a letter dated March 22, 2019, from the staff of the Division of Corporation Finance of the Securities and Exchange Commission, the staff stated that it would not object to the filing of the Abbreviated Combined Financial Statements in satisfaction of Rule 3-05 of the Regulation S-X as described in Note 1 to the Abbreviated Combined Financial Statements.

(b) Pro forma financial information

The unaudited pro forma combined financial statements of the Partnership, which comprise the unaudited pro forma combined balance sheet of the Partnership as of December 31, 2018 and  the unaudited pro forma combined statements of operations for the year ended December 31, 2018, are attached hereto as Exhibit 99.2 and incorporated by reference herein. The unaudited supplemental pro forma combined oil and natural gas reserve and standardized measure information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)  Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
99.1	Abbreviated Combined Financial Statements for the Year Ended December 31, 2018 and as of March 29, 2019 of H. Huffman & Co. & The Buffalo Co.
99.2	Unaudited Pro Forma Combined Financial Statements of the Partnership
99.3	Unaudited Supplemental Pro Forma Combined Oil and Natural Gas Reserve and Standardized Measure Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

	By:	Dorchester Minerals Management LP,
its General Partner

	By:	Dorchester Minerals Management GP LLC,
its General Partner

Date: April 29, 2019	By:	/s/ William Casey McManemin
William Casey McManemin
Chief Executive Officer